PARAMETRIC ABSOLUTE RETURN FUND
PARAMETRIC COMMODITY STRATEGY FUND
Supplement to Statement of Additional Information (“SAI”) dated May 1, 2013

PARAMETRIC EMERGING MARKETS FUND
PARAMETRIC GLOBAL SMALL-CAP FUND
PARAMETRIC INTERNATIONAL EQUITY FUND
Supplement to SAI dated June 1, 2013

PARAMETRIC BALANCED RISK FUND
Supplement to SAI dated September 10, 2013

PARAMETRIC EMERGING MARKETS CORE FUND
Supplement to SAI dated September 24, 2013

PARAMETRIC TAX-MANAGED EMERGING MARKETS FUND
Supplement to SAI dated November 1, 2013

PARAMETRIC MARKET NEUTRAL FUND
PARAMETRIC TAX-MANAGED INTERNATIONAL EQUITY FUND
Supplement to SAIs dated March 1, 2014

PARAMETRIC DIVIDEND INCOME FUND
Supplement to SAI dated March 25, 2014

1.

Lynn A. Stout resigned as a Noninterested Trustee of the Funds effective March 31, 2014 and as a result should be removed from the Trustees table and any committee lists under “Fund Management” in “Management and Organization”.

2.

The following replaces the first sentence of the paragraph describing the Governance Committee under “Fund Management” in “Management and Organization”:

Messrs. Freedman (Chair), Eston, Park, Pearlman and Verni, and Mmes. Mosley, Peters and Taggart are members of the Governance Committee.

3.

The following replaces the first sentence of the paragraph describing the Compliance Reports and Regulatory Matters Committee under “Fund Management” in “Management and Organization”:

Messrs. Pearlman (Chair), Eston and Park are members of the Compliance Reports and Regulatory Matters Committee.

April 1, 2014